EXHIBIT 10.2

SECOND AMENDMENT TO CONVERTIBLE SENIOR SUBORDINATED NOTE

PURCHASE AGREEMENT

This SECOND AMENDMENT TO CONVERTIBLE SENIOR SUBORDINATED NOTE PURCHASE AGREEMENT (this “Amendment”), made and entered into as of November 6, 2007, is by and between Tecstar Automotive Group, Inc. (f/k/a Starcraft Corporation), an Indiana corporation (the “Company”), and Whitebox Convertible Arbitrage Partners L.P., Whitebox Hedged High Yield Partners L.P., Pandora Select Partners L.P. and Whitebox Intermarket Partners L.P. (collectively, the “Purchasers”).

RECITALS

1. The Purchasers and the Company entered into a Convertible Senior Subordinated Note Purchase Agreement dated as of July 12, 2004, as amended by a First Amendment to Note Purchase Agreement dated as of January 31, 2007 (as so amended, the “Note Purchase Agreement”); and

2. The Company desires to amend certain provisions of the Note Purchase Agreement, and the Purchasers has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Note Purchase Agreement, unless the context shall otherwise require.

Section 2. Amendments. The Note Purchase Agreement is hereby amended as follows:

2.1 Financial Covenants. Section 7.6(a) of the Note Purchase Agreement is amended by amending subsection (xxii) thereof to read in its entirety as follows:

(xxii) “Senior Indebtedness” of Quantum and its subsidiaries means the principal of, premium (if any) and accrued and unpaid interest on (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization of Quantum or any subsidiary, regardless of whether or not a claim for post-filing interest is allowed in such proceedings) and fees and other amounts owing in respect of, Bank Indebtedness and all other Indebtedness of Quantum and its subsidiaries whether outstanding on the Closing Date or thereafter Incurred, if in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such obligations are superior in right of payment to the Senior Subordinated Indebtedness; provided, however, that in any case, Senior Indebtedness shall not include (a) any obligation of Quantum or any subsidiary to another subsidiary of Quantum, (b) any liability for federal, state, local or other taxes owed or owing by Quantum or any subsidiary, (c) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including Guarantees thereof or instruments evidencing such liabilities), (d) any Indebtedness or obligation of Quantum or a subsidiary (and any accrued and unpaid interest in respect thereof) that by its terms is subordinated or junior in right of payment to any other Indebtedness or obligation of Quantum or a subsidiary, including any Senior Subordinated Indebtedness, (e) any obligations with respect to any Capital Stock, (f) any obligations not secured by assets of Quantum or any subsidiary, or (g) any amounts owing by Tecstar Automotive Group, Inc. to WB QT, LLC pursuant to that certain promissory tnoe dated as of November 6, 2007 in the original principal amount of $5,000,000, and any other notes executed by Tecstar Automotive Group, Inc. in favor of WB QT, LLC in an amount up to[$10,000,000] in the aggregate.

Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon execution and delivery by the Company of the Amendment.

Section 4. Representations, Warranties, Authority, No Adverse Claim.

4.1 Reassertion of Representations and Warranties, No Default. The Company hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) except as set forth in any SEC Reports since the Closing Date, all of the representations and warranties contained in the Note Purchase Agreement are true, correct and complete in all material respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Note Purchase Agreement and except to the extent such representations and warranties specifically refer to a prior date in which case such representations and warranties shall have been true, correct and complete as of such prior date, and (b) there will exist no Event of Default under the Note Purchase Agreement as amended by this Amendment on such date which has not been waived by the Purchasers.

4.2 Authority, No Conflict, No Consent Required. The Company represents and warrants that the Company has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Company in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Company is a party or a signatory or a provision of the Company’s Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Company or any of its property except, if any, in favor of the Purchasers. The Company represents and warrants that no consent, approval or authorization of or registration or declaration with any person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Company of the Amendment Documents or other agreements and documents executed and delivered by the Company in connection therewith or the performance of obligations of the Company therein described, except for those which the Company has obtained or provided and as to which the Company has delivered certified copies of documents evidencing each such action to the Purchasers.

4.3 No Adverse Claim. The Company warrants, acknowledges and agrees that no events have been taken place and no circumstances exist at the date hereof which would give the Company a basis to assert a defense, offset or counterclaim to any claim of the Purchasers with respect to the Company’s obligations under the Note Purchase Agreement as amended by this Amendment.

Section 5. Affirmation of Note Purchase Agreement, Further References. The Purchasers and the Company each acknowledge and affirm that the Note Purchase Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Note Purchase Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Note Purchase Agreement are hereby amended and shall refer to the Note Purchase Agreement as amended by this Amendment.

Section 6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

Section 7. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

Section 8. Successors. The Amendment Documents shall be binding upon the Company and the Purchasers and their respective successors and assigns, and shall inure to the benefit of the Company and the Purchasers and the successors and assigns of the Purchasers.

Section 9. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

Section 10. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

Section 11. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

COMPANY:	TECSTAR AUTOMOTIVE GROUP, INC.

	By:	/s/ Kenneth R. Lombardo
	Name:	Kenneth R. Lombardo
	Its:	Secretary

PURCHASERS:	WHITEBOX CONVERTIBLE ARBITRAGE PARTNERS L.P.

	By:	/s/ Andrew J. Redleaf
	Name:	Andrew J. Redleaf
	Its:	CEO

WHITEBOX HEDGED HIGH YIELD PARTNERS L.P.

	By:	/s/ Andrew J. Redleaf
	Name:	Andrew J. Redleaf
	Its:	CEO

PANDORA SELECT PARTNERS L.P.

	By:	/s/ Andrew J. Redleaf
	Name:	Andrew J. Redleaf
	Its:	CEO

S-1

[Signature Page to Second Amendment to NPA]

WHITEBOX INTERMARKET PARTNERS L.P.

By:	/s/ Andrew J. Redleaf
Name:	Andrew J. Redleaf
Its:	CEO

S-2

[Signature Page to Second Amendment to NPA]